Tax (Details) - Schedule of Per Share Effect of the Tax Holiday - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Per Share Effect of the Tax Holiday [Abstract]
Tax holiday effect (in Dollars)	$ 857	$ 672	$ 395
Effect of tax holiday on basic net income per share	$ 0.02	$ 0.02	$ 0.01
Effect of tax holiday on diluted net income per share	$ 0.02	$ 0.02	$ 0.01